Exhibit 99.1

WeWork Announces Early Tender Results of the Exchange Offers and Consent Solicitations and Changes to the Late Exchange Consideration

NEW YORK—(BUSINESS WIRE)—WeWork Inc. (“WeWork” or the “Company”) (NYSE: WE) today announced the early tender results of the previously announced separate offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) by WeWork Companies LLC (the “Issuer”) and WW Co-Obligor Inc. (the “Co-Obligor” and together with the Issuer, the “Issuers”), each a subsidiary of the Company, any and all of the Issuers’ outstanding 7.875% Senior Notes due 2025 (the “Old 7.875% Notes”) and 5.00% Senior Notes due 2025, Series II (the “Old 5.00% Notes” and, together with the Old 7.875% Notes, the “Old Notes”), for a combination of certain securities as set forth in, and subject to the terms and conditions of, the offering memorandum and consent solicitation statement dated as of April 3, 2023 (as supplemented or otherwise modified from time to time, the “Offering Memorandum”).

As of 5:00 p.m., New York City time, on April 14, 2023 (the “Early Exchange Time”), the Issuers received from Eligible Holders (as defined herein) valid and unrevoked tenders and related consents, as reported by Epiq Corporate Restructuring, LLC (the “Exchange Agent”), representing 85.7% of the aggregate principal amount of Old Notes outstanding, as follows: (i) $505.6 million with respect to the Old 7.875% Notes, representing 75.6% of the aggregate principal amount thereof outstanding, and (ii) $539.2 million with respect to the Old 5.00% Notes, representing 98.0% of the aggregate principal amount thereof outstanding, as further specified in the table below. The Early Exchange Consideration (as defined in the Offering Memorandum) with respect to the Old Notes tendered by the Early Exchange Time represents $703.7 million in aggregate principal amount of New Second Lien Notes (as defined in the Offering Memorandum), $23.2 million in aggregate principal amount of New Third Lien Notes (as defined in the Offering Memorandum) and 230.7 million shares of Class A Common Stock (as defined in the Offering Memorandum). In addition, approximately $399.6 million in aggregate principal amount of New First Lien Notes (as defined in the Offering Memorandum) were subscribed in the concurrent New First Lien Notes Issuance (as defined in the Offering Memorandum) by certain Eligible Holders.

Option Considerations	Title of Series of Old Notes	CUSIPs/ISINs	Aggregate Principal Amount Outstanding	Principal Amount Tendered by the Early Exchange Time	Early Exchange Consideration per $1,000 of Old Notes(1)(2)
First Option	7.875% Senior Notes due 2025	96208LAA9/ US96208LAA98 (Rule 144A) and U96217AA9 / USU96217AA99 (Regulation S)	$669.0 million	$455.8 million	(i) $750 in principal amount of New Second Lien Notes per $1,000 in principal amount of Old Notes tendered and (ii) 162 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $150 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP (as defined herein)), subject to the concurrent purchase of the Eligible Holder’s applicable Pro Rata Portion of New First Lien Notes via cash payment by the tendering Eligible Holder (each as defined in the Offering Memorandum).
	5.00% Senior Notes due 2025, Series II	96209BAA0/ US96209BAA08 (Rule 144A) and U9621PAA9/ USU9621PAA94 (Regulation S)	$550.0 million	$482.5 million
Second Option	7.875% Senior Notes due 2025	96208LAA9/ US96208LAA98 (Rule 144A) and U96217AA9 / USU96217AA99 (Regulation S)	$669.0 million	$19.8 million	974 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $900 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP), subject to the concurrent purchase of the Eligible Holder’s applicable Pro Rata Portion of New First Lien Notes via cash payment by the tendering Eligible Holder.
	5.00% Senior Notes due 2025, Series II	96209BAA0/ US96209BAA08 (Rule 144A) and U9621PAA9/ USU9621PAA94 (Regulation S)	$550.0 million	$16.1 million
Third Option	7.875% Senior Notes due 2025	96208LAA9/ US96208LAA98 (Rule 144A) and U96217AA9 / USU96217AA99 (Regulation S)	$669.0 million	$25.9 million	(i) $750 in principal amount of New Third Lien Notes per $1,000 principal amount of Old Notes tendered and (ii) 162 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $150 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP).
	5.00% Senior Notes due 2025, Series II	96209BAA0/ US96209BAA08 (Rule 144A) and U9621PAA9/ USU9621PAA94 (Regulation S)	$550.0 million	$5.0 million
Fourth Option	7.875% Senior Notes due 2025	96208LAA9/ US96208LAA98 (Rule 144A) and U96217AA9 / USU96217AA99 (Regulation S)	$669.0 million	$4.1 million	974 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $900 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP).
	5.00% Senior Notes due 2025, Series	96209BAA0/ US96209BAA08 (Rule 144A) and U9621PAA9/ USU9621PAA94 (Regulation S)	$550.0 million	$35.6 million

(1)

For each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn (and accepted for exchange), the Issuers will pay accrued and unpaid interest in cash in addition to the Exchange Consideration (as defined in the Offering Memorandum), as applicable, to, but not including, the Settlement Date (as defined in the Offering Memorandum). No consideration will be paid for Consents in the Consent Solicitations (each as defined in the Offering Memorandum).

(2)

The number of shares of Class A Common Stock to be issued as part of the Exchange Consideration is calculated based on a price per share equal to the 20-day trading volume weighted average price of the shares of Class A Common Stock during the period starting 10 trading days prior to the announcement of the Transactions (as defined in the Offering Memorandum) on March 17, 2023 and ending 10 trading days after such announcement, which has been determined to be $0.9236 per share (the “Common Equity VWAP”). Shares of Class A Common Stock delivered as part of the Exchange Consideration will be rounded down to the nearest whole share. No cash payment will be received as a result of rounding down.

In addition, as of the Early Exchange Time, the Issuers received the requisite number of consents in the concurrent consent solicitations (the “Consent Solicitations”) from holders of Old 7.875% Notes and Old 5.00% Notes to adopt certain proposed amendments (the “Proposed Amendments”) to the Senior Notes Indenture, dated as of April 30, 2018, governing the Old 7.875% Notes (the “2018 Indenture”), and the Amended and Restated Senior Notes Indenture, dated as of December 16, 2021, governing the Old 5.00% Notes (the “2021 Indenture” and together with the 2018 Indenture, the “Old Notes Indentures”), to eliminate substantially all of the restrictive covenants contained in the Old Notes Indentures and the Old Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations and modify or eliminate certain other provisions, including certain provisions relating to future guarantors and defeasance, in each case upon the terms and subject to the conditions set forth in the Offering Memorandum. The Issuers entered into supplemental indentures with the applicable trustees and the guarantors party thereto to reflect the Proposed Amendments, but the Proposed Amendments will become operative only upon the consummation of the Exchange Offers on the Settlement Date.

Further, the Issuers are changing the Late Exchange Consideration (as defined in the Offering Memorandum) available to Eligible Holders who validly tender (and do not validly withdraw) Old Notes after the Early Exchange Time and before the Expiration Time (as defined below). The Late Exchange Consideration will now be the same as the Early Exchange Consideration, such that Eligible Holders who validly tender their Old Notes after the Early Exchange Time and prior to the Expiration Time will receive the same consideration as Eligible Holders who validly tendered (and have not validly withdrawn) Old Notes prior to the Early Exchange Time, as further set forth in the Offering Memorandum.

As of 5:00 p.m., New York City time, on April 14, 2023, the right to withdraw tenders of Old Notes and related consents expired. Accordingly, Old Notes tendered for exchange may not be validly withdrawn and consents may no longer be revoked, unless required by applicable law, or the Issuers determine in the future in their sole discretion to permit withdrawal and revocation rights.

Each Exchange Offer and the related Consent Solicitation will expire at 5:00 p.m., New York City time, on May 1, 2023, unless extended or terminated earlier (such time and date with respect to the applicable Exchange Offer, as the same may be extended or terminated earlier, the “Expiration Time”). Subject to the tender acceptance procedures described in the Offering Memorandum, Eligible Holders who validly tender Old Notes after the Early Exchange Time and before the Expiration Time will receive the Late Exchange Consideration, which will be the same as the Early Exchange Consideration, as further described in the Offering Memorandum. No consideration will be paid for Consents in the Consent Solicitations. Each participating Eligible Holder must tender all of the Old Notes it holds. Partial tenders of Old Notes will not be accepted.

The consummation of each of the Exchange Offers, the Consent Solicitations and the New First Lien Notes Issuance is subject to, and conditioned upon the satisfaction or waiver by the Issuers of, the Minimum Participation Condition, the Stockholder Approval Condition, the Requisite Consents Condition and the General Conditions (each as defined in the Offering Memorandum). Subject to applicable law, the Issuers may amend, extend, terminate or withdraw one of the Exchange Offers and related Consent Solicitation without amending, extending, terminating or withdrawing the other, at any time and for any reason, including if any of the conditions set forth under “Conditions to the Exchange Offers and the Consent Solicitations” in the Offering Memorandum with respect to the applicable Exchange Offer is not satisfied as determined by the Issuers in their sole discretion.

The New First Lien Notes Issuance and each Exchange Offer are being made, and the Securities (as defined in the Offering Memorandum) are being offered and issued (i) with respect to the New Notes (as defined in the Offering Memorandum), (a) in the United States, to holders of Old Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) and (b) outside the United States, to holders of Old Notes who are persons other than U.S. persons in reliance upon Regulation S promulgated under the Securities Act and (ii) with respect to the shares of Class A Common Stock, to institutions that are “accredited investors” as defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act. Holders of Old Notes who have certified to the Issuers that they are eligible to participate in the applicable Exchange Offer pursuant to subclauses (i)(a) or (i)(b) and (ii) of the foregoing conditions are referred to as “Eligible Holders.” Only Eligible Holders are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. Copies of all the documents relating to the

Exchange Offers and Consent Solicitations may be obtained from the Exchange Agent, subject to confirmation of eligibility through the submission of an Eligibility Letter, available at https://dm.epiq11.com/wwexchange. Alternatively, you may request the Eligibility Letter via email to tabulation@epiqglobal.com (please reference “WeWork” in the subject line).

Eligible Holders of the Old Notes are urged to carefully read the entire Offering Memorandum, including the information presented under “Risk Factors,” and “Cautionary Note Regarding Forward-Looking Statements,” and the documents incorporated by reference into the Offering Memorandum, including the Company’s consolidated financial statements and the accompanying notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2023, before making any decision with respect to the New First Lien Notes Issuance, the Exchange Offers or the Consent Solicitations. None of the Issuers, their respective subsidiaries, the Exchange Agent, the Dealer Manager (as defined below), the applicable trustees and collateral agents under the indentures governing the Old Notes and the New Notes, or any of their respective affiliates, makes any recommendation as to whether Eligible Holders of Old Notes should participate in the New First Lien Notes Issuance, tender their Old Notes pursuant to the applicable Exchange Offer or deliver Consents pursuant to the related Consent Solicitation. Each Eligible Holder must make its own decision as to whether to participate in the New First Lien Notes Issuance and whether to tender its Old Notes and to deliver Consents and, if so, the principal amount of Old Notes as to which action is to be taken.

The Exchange Offers, the New First Lien Notes Issuance and the Securities have not been registered under the Securities Act or any other applicable securities laws and, unless so registered, the Securities may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act), except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any other applicable securities laws. ADDITIONALLY, THE ISSUANCE OF THE CLASS A COMMON STOCK AS PART OF THE EXCHANGE CONSIDERATION HAS NOT BEEN REGISTERED AND SUCH CLASS A COMMON STOCK CANNOT BE RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, WHICH WILL CONSTITUTE A SIGNIFICANT ADDITIONAL RESTRICTION ON THE ABILITY TO RESELL SUCH CLASS A COMMON STOCK. As a result, the Class A Common Stock will be issued solely on the books of the Transfer Agent (as defined in the Offering Memorandum).

The Company will provide customary registration rights for the resale of Class A Common Stock issued as Exchange Consideration to all Eligible Holders who participate in the Exchange Offers and who provide certain required information.

The Company has engaged PJT Partners LP as the dealer manager (the “Dealer Manager”) for the Exchange Offers and Consent Solicitations. Epiq Corporate Restructuring, LLC has been appointed as the Exchange Agent. Questions concerning the Exchange Offers and the Consent Solicitations may be directed to the Dealer Manager or the Exchange Agent, in accordance with the contact details shown on the back cover of the Offering Memorandum.

About WeWork

WeWork (NYSE: WE) was founded in 2010 with the vision to create environments where people and companies come together and do their best work. Since then, we’ve become one of the leading global flexible space providers committed to delivering technology-driven turnkey solutions, flexible spaces, and community experiences.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the New First Lien Notes Issuance, the Exchange Offers, the Consent Solicitations, the Transactions or the Stockholder Approvals (each as defined in the Offering Memorandum) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding the consummation of the Exchange Offers, Consent Solicitations and other related transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors.

Such factors include, but are not limited to, WeWork’s ability to complete the Exchange Offers, Consent Solicitations and other related transactions on the terms contemplated or at all; WeWork’s ability to satisfy the required conditions for the consummation of the Exchange Offers, Consent Solicitations and other related transactions; WeWork’s ability to otherwise refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its current and projected liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions, including as a result of the COVID-19 pandemic, the conflict in Ukraine and disruptions in the banking sector, and the impact of such conditions on WeWork and its customers; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections.

Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Investor Relations:

Kevin Berry

investor@wework.com

Press:

Nicole Sizemore

press@wework.com

Source: WeWork

Category: Investor Relations